UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 20, 2019

USA EQUITIES CORP.

(Exact Name of Registrant as Specified in its Charter)

000-19041

(Commission File No.)

Delaware	30-1104301
(State of Incorporation)	(I.R.S. Employer Identification No.)

901 Northpoint Parkway Suite 302 West Palm Beach FL	33407
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (929) 379-6503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (“Form 8-K”) and other reports filed by the Registrant (collectively the “Filings”) from time to time with the Securities and Exchange Commission (the “SEC”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “may,” “will,” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the financial statements of USA Equities Corp and pro forma financial statements and the related notes filed with this Form 8-K, the financial statements of the Registrant for the year ended December 31, 2018, which are included in the Registrant’s Annual Report on Form 10-K, filed with the SEC on March 28, 2019.

Unless otherwise indicated, in this Form 8-K, for periods following the Share Exchange (defined below),, references to “we,” “our,” “us,” the “Company” or the “Registrant” refer to USA Equities Corp., a Delaware corporation, and its wholly owned subsidiaries USAQ Corporation, a Delaware Corporation, and Medical Practice Inc, a Florida corporation (“MPI”). Unless the context requires otherwise, references to “we,” “our,” “us,” the “Company” or “Registrant” prior to the Share Exchange refer to the operations of Medical Practice Income.

All share amounts and share prices set forth herein have been adjusted to give effect to the Share Exchange.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information contained in Items 2.01 and 5.06 below relating to the various agreements described therein is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISTION OR DISPOSITION OF ASSETS

On December 20, 2019 USA Equities Corp entered into and consummated a share exchange with the former stockholders of MPI pursuant to a share exchange agreement (the “Exchange Agreement”) by which we issued 2,172,600 shares of our common stock, $.0001 par value (the “common stock”) to the former stockholders of MPI in exchange for all of the then issued and outstanding shares of common stock of MPI (the “Share Exchange”). MPI, based in West Palm Beach, Florida, is focused on value-based healthcare, informatics and algorithmic personalized medicine including digital therapeutics, behavior based remote patient monitoring, chronic care and preventive medicine. As a result of the Share Exchange, MPI became our wholly-owned-subsidiary.

Prior to the Share Exchange, Troy Grogan, was the President and Chief Executive Officer of MPI, and the holder of a majority of its outstanding voting common shares of MPI. Mr. Grogan is our Chief Executive Officer and a Member of our Board of Directors and the owner of a majority of the outstanding shares of our common stock after giving effect to the Share Exchange.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Exchange Agreement included as Exhibit 2.1 to this Current Report on Form 8-K which is incorporated herein by reference.

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The Share Exchange is intended to constitute a tax-free reorganization within the meaning of the Internal Revenue Code of 1986. Following the Share Exchange, we continue to be a “smaller reporting company,” as defined in Item 10(f)(1) of Regulation S-K, as promulgated by the SEC.

For accounting purposes, the acquisition of MPI by us through the consummation of the Share Exchange has been accounted for as a reverse acquisition under the purchase method for business combinations, and accordingly the acquisition has been treated as a recapitalization of USA Equities Corp. with MPI as the accounting acquirer. Consequently, the historical financial statements of MPI are now our historical financial statements. The financial statements of MPI are set forth in Item 9.01 (a) of this report. For pro forma financial information see Item 9.01 (b) of this report. Effective March 1, 2019 (“Inception”), the MPI’s sole director contributed services and paid expenses previously incurred in anticipation of the formation of MPI. Accordingly, the balance sheets and related statements of operations, stockholders’ equity and cash flows reflect activity prior to the MPI’s date of incorporation.

Immediately prior to the Share Exchange, we were a publicly reporting “shell company,” as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, set forth below is the information that would be required if we were filing a general form for registration of securities on Form 10 under the Exchange Act for our common stock, which is the only class of our securities subject to the reporting requirements of the Exchange Act upon consummation of the Share Exchange.

FORM 10 INFORMATIION

Summary

Medical Practice Income, Inc. (“MPI) was incorporated in Florida on February 25, 2019. MPI is focused on value-based healthcare, informatics and algorithmic personalized medicine including digital therapeutics, behavior based remote patient monitoring, chronic care and preventive medicine. Our intellectual properties, products and information service development portfolio are directed towards prevention, early detection, management and reversal of cardiometabolic diseases. Our principle objectives are to develop proprietary software tools and approaches, providing more granular, timely and specific clinical decision-making information for practicing physicians and other health care providers to address today’s now younger, obese, diabetic and cardiovascular disease population.

We are in the process of developing a high-level, fully automated cloud-based Software as a Medical Service (SaaMS) system named the Quality Health Score Lab Expert System (“QHSLab”) which will provide physicians and other healthcare organizations with an advanced platform to securely capture and store patient information electronically in a secure database. The patients’ data is intelligently filtered, analyzed and processed according to specific and proprietary algorithms. To date, we have completed the initial design of QHSLab and developed our initial Quality Management System. Our focus for the immediate future, assuming we can obtain sufficient financing is to develop and complete testing of our cloud-based system engineering in the first quarter of 2020 and launch our Minimum Variable Product in the second quarter of 2020.

Industry

The healthcare industry has yet to experience the improvements in outcomes, access, and cost-effectiveness that have transformed many other industries through the use of digital technologies. In an effort to address a worsening pandemic of chronic disease, technology companies are now contributing innovative solutions that enhance chronic care management through remote monitoring digital applications to reduce the burden of care on healthcare systems.

The term “digital health” describes technologies that engage patients for health-related purposes; it encompasses a wide range of products referred to as e-health, mobile health, or mhealth, digital medicine, digital therapeutics, or digital wellness often all interchangeably and used across the wellness and healthcare industries. Digital health is broadly used and misinterpreted to the point that it has no real meaning, especially to prescribing physicians and other healthcare providers.

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The medical and scientific community prefers the term “digital medicine” as opposed to digital health to differentiate other more consumer orientated labeling of digital products that have not been rigorously tested for outcomes. Digital medicine is a term used to describe evidence based digital products that measure an intervention, including those intended for health promotion and disease prevention. Digital medicine differs from ‘digital wellness’ which is associated with such measures as Fitbit, sleep scores and Apple watch apps for example. Wellness products are not subject to testing and intended to be consumer-facing rather than used in clinical care. Digital wellness applications often lack evidence necessary to support medical claims for the information they produce.

Digital medicine products are driven by high-quality hardware and software that support health research and the practice of medicine broadly, including treatment, recovery, disease prevention, and health promotion for individuals and across populations. Whereas traditional health measures represent a snapshot in time – a lab result, a diagnostics image, a blood pressure reading or a note in a medical record – connected digital medicine applications and devices can offer longitudinal and highly personalized windows into personalized human health.

Digital medicine products can be used independently or in concert with pharmaceuticals, biologics, devices, or other products to optimize patient care and health outcomes. A key component of digital medicine is the transformation of raw physiological and environmental signals or active patient responses to surveys into health indicators that can be used to monitor and predict aspects of health and disease. This data is processed, transformed and used to build computational models whose output represents the health indicators of interest. Digital medicine empowers patients and healthcare providers with intelligent and accessible tools to address a wide range of conditions through high quality, safe, and effective measurements and data-driven interventions.

Digital Therapeutics, a derivative of digital medicine, extend physicians’ reach by overcoming time, place and personnel constraints that limit health-care delivery, creating better access, convenience and efficiency. As well as being considered treatments in their own right, digital therapeutics are proving useful in helping people to gain the maximum benefit from conventional pharmaceutical therapies. Provisions in the Affordable Care Act are making healthcare provider reimbursements dependent on outcomes and data capture, giving health-care providers an economic incentive to tackle patient adherence to prescriptions with fewer unnecessary medical interventions, all with the aim of taking better care, delivering better quality of life, producing better outcomes with fewer resources and lowering overall costs to the health care system.

Overview of Planned Development of the QHSLab Expert System

Our QHSLab Expert System will be capable of handling large quantities of data, without compromising accuracy or precision. It will not require expensive human resources to perform low-level mundane tasks. We can set parameters to accommodate prospective client physician and healthcare organization policy and will deal easily with significant increases in potential user work load. Our cloud-based software and IT system currently under development will easily scale to allow a virtually unlimited number of user sessions to be activated, all of which ultimately tap into the same software and database. The QHSLab approach to user capacity will be able, with certainty by utilizing a set, well-known path built into our third-party ‘robust’ cloud server infrastructure, to not only scale to a large number of users, but it will also be built on a globally-scalable architecture, allowing us to deliver high availability to users in just about any geographic region.

The importance of identifying health risks and the indicators to be identified varies within different healthcare settings and sectors. Some healthcare settings require psychological data while others require a detailed medical history and list of medications. Certain industries have increased occupational risk factors and health surveillance profiling must be specifically tailored for that industry. To address these unique needs, our QHS Lab utilizes three primary areas: assessment, scoring and feedback.

Assessment

Assessment collects behaviors of interest, health and medical data, and psychosocial variables considered important determinants of disease risk and behavioral change. The Questionnaire and Survey Creator is a generic tool that allows the clinical user of QHSLab to build specific ‘dynamic forms’ for medical and health assessments that allow for variations within the setting or industry that ultimately do not harm the integrity of the overall collection of research-based health data for wider analysis. The generic form creator allows QHSLab to build data sets tailored to specific user-groups, users and customer requirements. These settings allow for specificity when benchmarking populations and organizations within industries.

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Scoring

Scoring is guided by computer-based decision rules, also known as Artificial Intelligence or AI, using pre-programmed mathematical algorithms. For example, the Quality Health Score™ (QHS) Algorithm makes use of an individual’s accumulated health risk data over time and pin points necessary changes to lower health risk based on behavioral and psychological principles, which programmatically guide the individual to lower his health risk. The QHS algorithm adapts to the individual’s changes and resets goals and plan of direction, through ‘Machine Learning’ and ‘Big Data Analytics’ methodologies.

Feedback

Feedback provides individually-tailored reports. Our QHSLab Feedback Reports utilize incoming responses from assessments, the calculations from scoring algorithms and combines key words, sentences and paragraphs in a manner most likely to effect behavioral change beneficial to the user. The underlying constructs that guide the expert system stem from behavioral theory and computerized AI. QHSLab provides normative (compared with population norms) and ipsative (compared with previous scores) feedback on salient variables relevant to the general population and the specific individual being served.

Advantages of the QHSLab Expert System

QHSLab has the potential to play the same role in behavioral medicine and lifestyle interventions that pharmacological interventions play in biological medicine. It will help physicians and healthcare organizations overcome a number of barriers preventing adoption of behavioral and therapeutic change programs for health promotion and disease prevention through easy to use digital applications.

Through purposeful design, the QHSLab Expert System aims to:

●	Conduct a comprehensive assessment of patient behaviors, lifestyle and disease risk

●	Integrate into existing physician and healthcare interventions

●	Collect and compile relevant, empirical data

●	Utilize this information for decision making (both artificial and naturalistic)

●	Account for individual differences yet be appropriate for whole populations

●	Provide guidelines for consistent decisions

●	Demonstrate flexibility by allowing new variables to be added

●	Require relatively low-skilled IT involvement in assessment or patient program development

●	Maximize revenue by providing a less costly ‘digital’ alternatives to face-to-face interactions.

A complete assessment is one that covers the entire range of patient behaviors, lifestyle and disease risk. QHSLab aims to be modifiable and synergistic with other interventions patients currently employ and complementary to their clinical encounters.

Our interventions will be ideal for population-based approaches. First, we will provide an efficient means of screening. Upon development, our interactive programs will branch into in-depth assessment when a problem area is identified. Second, QHSLab will include a large array of interventions that can be matched to individual user requirements.

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QHSLab will also incorporate a wide variety of different intervention materials. Our AI driven approaches will range from motivational materials for participants in early stages to detailed advice and support for participants in later stages of behavioral change. As a participant progresses (or regresses), different intervention materials will be available.

Our system will provide an automated recording device so that minimal amounts of progress can be detected and reinforced. Gathering data through automation provides an extensive empirical data base that can be used to both serve the participant and provide an evaluation of the effectiveness of the system. Since health risk prevention can be very expensive in terms of the resources required to provide services to all participants, QHSLab represents a far less costly alternative.

Components of the QHSLab Expert System

Our QHSLab will include a Global Data Definition (GDD) function which will conform the meaning of data across ubiquitous parameter sets in a way that will enable QHSLab to cross correlate data without manual intervention. Data may be collected through different platform domains, collection techniques and services. For example, patients may enter their weight using a home scale or a healthcare professional may weigh the patient and enter the data. Alternatively, scales with a Bluetooth connection can send the data electronically to the database. All will be read and incorporated into the patients’ profiles. The GDD table allows the user to track variables between data sets and gives them the required functionality to modify data reports for analytical and research purposes.

The Queryable Dataset Tool (QDT) will utilize the industry leader ‘Elastic Search’ platform to ensure that our customers have access to their data at any moment. Reports are generally executed via technical templates, hard coded by skilled IT labor and impractical for a layperson to use. This approach to retrieving data can be quite time and cost intensive. The QDT tool will allow authorized QHSLab personnel the ease to select and format data whenever needed. The QDT makes use of defined parameters that are aligned by the GDD. It introduces a technical layer of efficiency when performing the queries. The result is a fast, accurate and efficient system that a non-IT individual can use to create professionally tailored reports and templates with confidence.

The QHSLab information management system will collect, store, analyze and report all elements, components and relationships of the business at a high level to provide transparent and accurate information on which decisions and policies can be based. A key feature of the system is the System Manager.

This System Manager is purposely built and yet comfortably generic. It houses specifically-designed data capture software and modules engineered for ease of use and the minimization of data entry errors. The System Manager allows for version specific dashboards, allowing clients, customers and users a way to enter, report, compare and readily access data.

Key features of the QHSLab System Manager under development include:

● Super administrative ability to create new user accounts, user roles, privileges and connections.

● Generic questionnaire and survey creator centered around a highly unique “Global Data Definitions” table enabling universal data mining, comparisons and understanding regardless of how the data is collected.

● Version control features including multi language creator, units of measure standardization and automated conversations.

● Automated assessment and survey data capture using smart phone, tablet or desktop via webpage or mobile application.

● Internal and external reporting automated directly from the central repository into desired formats using the proprietary Queryable Dataset Tool (QDT) software which integrates with Microsoft Office and Google Docs type applications allowing internal staff to compile readily accessible reports from the central repository without the requirement for system engineers or software programmers on hand.

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● Automate single values, graphs and tables to be queried from the database and inserted into client reporting using programs such as Microsoft Word reports, Microsoft Power Point presentations, Google Docs and display on web pages as described above via the QDT

● Sophisticated email engine/text messaging notification software designed for scheduling any form of predetermined email/text notification, or report for example, daily, weekly or monthly. in collaboration with the generic questionnaire, survey system and interactive work-flow programs.

● Generic interactive health and medical programs creator

The generic nature of the data-capture system enables data to be collected in highly-customized formats. Data can be collected through true/false, multiple-choice, Likert scales, weights and measures including conversion from imperial to metric-enabled, numerical, date and time based, text-based collection, multi-language control. The back-end database will also allow weightings, or scores, derived from the answers to questions by the participant without the participant knowing about the scoring which we call ‘Dimensions.’ The website and mobile-entry modules are available with any typical internet browser such as Google Chrome, Safari, Firefox, IOS or Android under a secure socket layer (SSL) certificate ensuring confidentially and privacy of the data.

QHSLab data is stored in a highly-indexed document database, secured by state-of-the-art firewall technology. Triple-redundancy ensures the data is backed up and safe from accidental or malicious deletion. Furthermore, sensitive data is able to be stored in software-driven encrypted ‘obfuscated’ format for added protection. The data itself can be securely exported into any number of desired formats for the purposes of statistical analysis by external tools, including ‘big data analytics’ and by external parties if required. The web interface is serviced by a weblication created in ‘React’ which is a well proven JavaScript library for building user interfaces.

Competition

The market for our future solutions is highly competitive and characterized by rapid change. The competitive success of our solutions will be contingent upon our ability to provide superior solutions and a strong value proposition for all potential customers. Many existing competitors are well-established and enjoy greater resources or other strategic advantages,. It is likely that there will be new entrants into our market, some of which may become significant competitors. With the introduction of new technologies and market entrants, we expect the competitive environment to be and remain intense. We currently face competition from a range of companies, including Livongo Health, Virta Health Corp., Omada Health, Inc., Glooko, Inc., Hello Heart Inc., Lyra Health, Inc., Onduo LLC, Zillion, Inc., Lark Health and Noom, Inc.

Our main competitors fall into the following categories:

● private and public companies that offer specific chronic disease products and services, such as solutions for diabetes, hypertension, and certain addictions or behavioral health conditions;

● large enterprises who are focused on the healthcare industry, including initiatives and partnerships launched by companies which may offer or develop products or services with features or benefits that overlap with our proposed future solutions; and

● digital health device manufacturers that facilitate the collection of data but offer limited interpretation, feedback or guidance.

Many of our current competitors enjoy greater resources, recognition, deeper customer relationships, larger existing customer bases, and more mature intellectual property portfolios than we do currently.

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Intellectual Property

Although certain of our current software applications and pioneering methods, as well as those developed in the future, will be eligible for patent and trademark protection associated with our technology platform and proprietary trade secrets, such intellectual property rights may not afford us a competitive advantage.

Government Regulation

Anti-Kickback Statutes

The federal healthcare program Anti-Kickback Statute prohibits persons from knowingly and willfully soliciting, offering, receiving or providing remuneration, directly or indirectly, in exchange for or to induce either the referral of an individual for, or the furnishing, arranging for or recommending a good or service for which payment may be made in whole or part under a federal healthcare program such as Medicare or Medicaid. The definition of remuneration has been broadly interpreted to include anything of value, including for example gifts, discounts, the furnishing of supplies or equipment, credit arrangements, payments of cash and waivers of payments. Several courts have interpreted the statute’s intent requirement to mean that if any one purpose of an arrangement involving remuneration is to induce referrals or otherwise generate business involving goods or services reimbursed in whole or in part under federal healthcare programs, the statute has been violated. The law contains a few statutory exceptions, including payments to bona fide employees, certain discounts and certain payments to group purchasing organizations. Violations can result in significant penalties, imprisonment and exclusion from Medicare, Medicaid and other federal healthcare programs. Exclusion of a manufacturer would preclude any federal healthcare program from paying for its products. In addition, kickback arrangements can provide the basis for an action under the Federal False Claims Act, which is discussed in more detail below. The Anti-Kickback Statute is broad and potentially prohibits many arrangements and practices that are lawful in businesses outside of the healthcare industry. Recognizing that the Anti-Kickback Statute is broad and may technically prohibit many innocuous or beneficial arrangements, the Office of Inspector General of Health and Human Services, or OIG, issued a series of regulations, known as the safe harbors, beginning in July 1991. These safe harbors set forth provisions that, if all the applicable requirements are met, will assure healthcare providers and other parties that they will not be prosecuted under the Anti-Kickback Statute. The failure of a transaction or arrangement to fit precisely within one or more safe harbors does not necessarily mean that it is illegal or that prosecution will be pursued. However, conduct and business arrangements that do not fully satisfy each applicable safe harbor may result in increased scrutiny by government enforcement authorities such as the OIG. Arrangements that implicate the Anti-Kickback Law, and that do not fall within a safe harbor, are analyzed by the OIG on a case- by-case basis. Government officials have focused recent enforcement efforts on, among other things, sales and marketing activities of healthcare companies, and recently have brought cases against individuals or entities with personnel who allegedly offered unlawful inducements to potential or existing customers in an attempt to procure their business. Settlements of these cases by healthcare companies have involved significant fines and/or penalties and in some instances criminal pleas. In addition to the Federal Anti-Kickback Statute, many states have their own kickback laws. Often, these laws closely follow the language of the federal law, although they do not always have the same exceptions or safe harbors. In some states, these anti-kickback laws apply with respect to all payors, including commercial health insurance companies.

False Claims Laws

Federal false claims laws prohibit any person from knowingly presenting, or causing to be presented, a false claim for payment to the federal government or knowingly making, or causing to be made, a false statement to get a false claim paid. Manufacturers can be held liable under false claims laws, even if they do not submit claims to the government, if they are found to have caused submission of false claims. The Federal Civil False Claims Act also includes whistle blower provisions that allow private citizens to bring suit against an entity or individual on behalf of the United States and to recover a portion of any monetary recovery. Many of the recent highly publicized settlements in the healthcare industry related to sales and marketing practices have been cases brought under the False Claims Act. The majority of states also have statutes or regulations similar to the federal false claims laws, which apply to items and services reimbursed under Medicaid and other state programs, or, in several states, apply regardless of the payor. Sanctions under these federal and state laws may include civil monetary penalties, exclusion of a manufacturer’s products from reimbursement under government programs, criminal fines and imprisonment.

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Privacy and Security

In an effort to further combat healthcare fraud and protect patient confidentially, Congress included several anti-fraud measures in the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”). HIPAA created a source of funding for fraud control to coordinate federal, state and local healthcare law enforcement programs, conduct investigations, provide guidance to the healthcare industry concerning fraudulent healthcare practices, and establish a national data bank to receive and report final adverse actions. HIPAA also criminalized certain forms of health fraud against all public and private insurers. Additionally, HIPAA mandates the adoption of standards regarding the exchange of healthcare information in an effort to ensure the privacy and electronic security of patient information and standards relating to the privacy of health information. Sanctions for failing to comply with HIPAA include criminal penalties and civil sanctions. In February of 2009, the American Recovery and Reinvestment Act of 2009 (“ARRA”) was signed into law. Title XIII of ARRA, the Health Information Technology for Economic and Clinical Health Act (“HITECH”), provided for substantial Medicare and Medicaid incentives for providers to adopt electronic health records (“EHRs”) and grants for the development of health information exchange (“HIE”). Recognizing that HIE and EHR systems will not be implemented unless the public can be assured that the privacy and security of patient information in such systems is protected, HITECH also significantly expanded the scope of the privacy and security requirements under HIPAA. Most notable are the new mandatory breach notification requirements and a heightened enforcement scheme that includes increased penalties, and which now apply to business associates as well as to covered entities. In addition to HIPAA, a number of states have adopted laws and/or regulations applicable in the use and disclosure of individually identifiable health information that can be more stringent than comparable provisions under HIPAA.

We believe that our future business operations will be fully compliant with applicable standards for privacy and security of protected healthcare information. We cannot predict what negative effect, if any, HIPAA/HITECH or any applicable state law or regulation will have on our business.

FDA Ruling: Examples of Mobile App’s which it Intends to Exclude from Regulation.

On September 25, 2013, the FDA issued Finalized Guidance on medical mobile applications (“Apps”). The FDA has issued a ruling on Apps that may meet the definition of a medical device, but they have determined that they will not exercise enforcement on these Apps. The Guidance contains an appendix that provides examples of mobile apps that may meet the definition of medical device but for which FDA intends to exercise enforcement discretion. These mobile apps may be intended for use in the diagnosis of disease or other conditions, or in the cure, mitigation, treatment, or prevention of disease. Even though these mobile apps may meet the definition of medical device, the FDA intends to exercise enforcement discretion for these mobile apps because they pose lower risk to the public. The FDA understands that there may be other unique and innovative mobile apps that may not be covered in this list that may also constitute healthcare related mobile apps. This list is not exhaustive; it is only intended to provide clarity and assistance in identifying the mobile apps that will not be subject to regulatory requirements at this time. Based on our understanding of the Guidance, although there can be no guarantee, we believe our QHSLab services will eventually be subject to regulatory requirements because such services seem to fall within the statutory examples and therefore are treating our development within the realm of traditional medical devices subject to FDA regulations.

Property

Our principal executive offices are located at 901 Northpoint Parkway Suite 302, West Palm Beach, FL 33407. We are provided our office space by MedScience Research Group, Inc, an entity controlled by our CEO and Director Troy Grogan, at no cost to us.

We believe that our facilities are adequate for our current needs, but growth may require larger facilities due to anticipated addition of personnel.

Employees

As of December 20, 2019, we had two employees devoting substantially full-time services to the Company, the Company’s business development coordinator, and the Company’s administrative and technical development coordinator. In addition, we engage independent entities and consultants provide programming services and Quality Management System development We believe that our relationship with our employees and consultants are good.

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Legal Proceedings

We are currently not a party to any material legal or administrative proceedings and are not aware of any pending legal or administrative proceedings against us. We may from time to time become a party to various legal or administrative proceedings arising in the ordinary course of our business.

RISK FACTORS

You should carefully consider each of the following risks and all of the other information set forth in this Form 8-K. The following risks relate principally to our business and our common stock. These risks and uncertainties are not the only ones facing our company. Additional risks and uncertainties not presently known to us or that we currently believe to be immaterial may also adversely affect our business. If any of the risks and uncertainties develop into actual events, this could have a material adverse effect on our business, financial condition or results of operations. In that case, the trading price of our common stock could decline. please also see the section “Regulations and Healthcare Reform” above.

Risks Related to Our Business

Medical Practice Income is an early stage company with a short operating history and a relatively new business model in an emerging and rapidly evolving market, which makes it difficult to evaluate its future prospects. MPI is a pre-revenue, early stage entity and is subject to all of the risks inherent in a young business enterprise, such as, among other things, lack of market recognition and limited banking and financial relationships. As a result, we have little operating history to aid in assessing future prospects. We will encounter risks and difficulties as an early stage company in a new and rapidly evolving market. We may not be able to successfully address these risks and difficulties, which could materially harm our business and operating results.

We are an early stage company and have not yet generated significant revenues. We have not generated any revenues since our inception in March 2019. There is no assurance that we will generate sufficient revenue or ever be profitable. If planned operating levels are changed, higher operating costs encountered, more time needed to implement our plan, or less funding is received, more funds than currently anticipated may be required. Additional difficulties may be encountered during this stage of development. If additional capital is not available when required, if at all, or is not available on acceptable terms we may be forced to modify or abandon its business plan.

If we fail to raise additional capital, our ability to implement our business plan and strategy could be compromised. We have limited capital resources and operations. To date, our operations have been funded entirely from limited capital contributions and loans from our sole officer and director. We may not be able to obtain additional financing on terms acceptable to us, or at all. Even if we obtain financing for our near-term operations and product development, we may require additional capital beyond the near term. If we are unable to raise capital when needed, our business, financial condition and results of operations would be materially adversely affected, and we could be forced to reduce or discontinue our operations.

If we issue additional shares of common stock, it would reduce our stockholders’ percent of ownership and may dilute our share value. Our Certificate of Incorporation authorizes the issuance of 900 million shares of common stock. We have outstanding 5,762,735 shares of common stock. The future issuance of common stock to raise capital may result in substantial dilution in the percentage of our common stock held by our then existing stockholders. We may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our then existing stockholders, and might have an adverse effect on any trading market for our common stock.

Our business model is unproven with no assurance of significant revenues or operating profit. Our current business model is unproven and the profit potential, if any, is unknown at this time. We are subject to all of the risks inherent in the creation of a new business. There can be no assurance that our results of operations or business strategy will achieve significant revenue or profitability.

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Our cloud based software platform under development is new and unproven. We are in the initial phase of developing a unique Cloud Based Software as a Medical Service (SaaMS) platform that is new and unproven that will focus on value-based healthcare, informatics and algorithmic personalized medicine including digital therapeutics, behavior based remote patient monitoring, chronic care and preventive medicine. The market for our solutions is relatively new and evaluating the size and scope of the market is subject to risks and uncertainties. Our future success will depend in large part on the growth of this market. Potential customers may not recognize the need for, or benefits of, our platform, which may prompt them to adopt alternative products and services to satisfy their healthcare requirements. Assessing the market we are competing in for our solutions, or planning to compete in, is particularly difficult due to a number of factors, including limited available information and rapid evolution of the market. If our market does not experience significant growth, or if demand for our platform does not occur, then our business, results of operations and financial condition will be adversely affected.

Dependence on Key Existing and Future Personnel. Our success will depend, to a large degree, upon the efforts and abilities of our officer and key consultancy service providers. The loss of the services of one or more of our key providers could have a material adverse effect on our operations. In addition, as our business model is implemented, we will need to recruit and retain additional management, key employees and consulting service providers in virtually all phases of our operations. Key employees and consultants will require a strong background in our industry. We cannot assure that we will be able to successfully attract and retain key personnel.

We operate in a highly competitive industry. We encounter competition from local, regional or national entities, some of which have superior resources or other competitive advantages. Intense competition may adversely affect our business, financial condition or results of operations. Our competitors may be larger and more highly capitalized, with greater name recognition. We will compete with such companies on brand name, quality of services, level of expertise, advertising, product and service innovation and differentiation of product and services. As a result, our ability to secure significant market share may be impeded.

We have engaged in limited product development activities and our product development efforts may not result in commercial products. We intend to build out the technology platform necessary to execute our planned business strategy. Of course, there may be other factors that prevent us from marketing a product including, but not limited to, our limited cash resources. We cannot guarantee we will be able to produce commercially successful products. Further, our eventual operating results could be susceptible to varying interpretations by potential customers, or scientists, medical personnel, regulatory personnel, statisticians and others, which may delay, limit or prevent our executing our proposed business plan.

We face substantial competition, and others may discover, develop, acquire or commercialize products before or more successfully than we do. We operate in a highly competitive environment. Our products compete with other products or treatments for diseases for which our products may be indicated. Other healthcare companies have greater clinical, research, regulatory and marketing resources than us. In addition, some of our competitors may have technical or competitive advantages for the development of technologies and processes. These resources may make it difficult for us to compete with them to successfully discover, develop and market new products.

The growth of our business relies, in part, on the growth and success of our clients. The utility of our products to our clients will be determined by their ability to incorporate them into their health care regimen and the acceptance of our products by their patients. The ability of our clients to incorporate our products into their practices is outside of our control. In addition, if the number of patients of one or more of our client’s using our products were to be reduced, such decrease would lead to a decrease in our revenue.

We will conduct business in a heavily regulated industry and if we fail to comply with applicable laws and government regulations, we could incur penalties or be required to make significant changes to our operations or experience adverse publicity, which could have a material adverse effect on our business, financial condition, and results of operations. The healthcare industry is heavily regulated and closely scrutinized by federal, state and local governments. Comprehensive statutes and regulations govern the products we offer and the manner in which we provide and bill for services and collect reimbursement from governmental programs and private payors, our contractual relationships with our providers, vendors and clients, our marketing activities and other aspects of our operations. Of particular importance are:

●	the federal physician self-referral law, commonly referred to as the Stark Law;
●	the federal Anti-Kickback Act;

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●	the criminal healthcare fraud provisions of HIPAA;
●	the federal False Claims Act;
●	reassignment of payment rules that prohibit certain types of billing and collection;
●	similar state law provisions pertaining to anti-kickback, self-referral and false claims issues;
●	state laws that prohibit general business corporations, such as us, from practicing medicine;
●	laws that regulate debt collection practices as applied to our debt collection practices;

Because of the breadth of these laws, it is possible that some of our business activities could be subject to challenge under one or more of such laws. Achieving and sustaining compliance with these laws may prove costly. Failure to comply with these laws and other laws can result in civil and criminal penalties such as fines, damages, overpayment recoupment loss of enrollment status and exclusion from the Medicare and Medicaid programs. The risk of our being found in violation of these laws and regulations is increased by the fact that many of them have not been fully interpreted by the regulatory authorities or the courts, and their provisions are sometimes open to a variety of interpretations. Our failure to accurately anticipate the application of these laws and regulations to our business or any other failure to comply with regulatory requirements could create liability for us and negatively affect our business. Any action against us for violation of these laws or regulations, even if we successfully defend against it, could cause us to incur significant legal expenses, divert our management’s attention from the operation of our business and result in adverse publicity. To enforce compliance with the federal laws, the U.S. Department of Justice and the OIG, have recently increased their scrutiny of healthcare providers. Dealing with investigations can be time- and resource-consuming and can divert management’s attention from the business. Any such investigation or settlement could increase our costs or otherwise have an adverse effect on our business. In addition, because of the potential for large monetary exposure under the federal False Claims Act, which provides for treble damages and mandatory minimum penalties of $5,500 to$11,000 per false claim or statement, healthcare providers often resolve allegations without admissions of liability for significant and material amounts to avoid the uncertainty of treble damages that may be awarded in litigation proceedings. Such settlements often contain additional compliance and reporting requirements as part of a consent decree, settlement agreement or corporate integrity agreement. It is expected that the government will continue to devote substantial resources to investigating healthcare providers’ compliance with the healthcare reimbursement rules and fraud and abuse laws. The laws, regulations and standards governing the provision of healthcare services may change significantly in the future. We cannot assure you that any new or changed healthcare laws, regulations or standards will not materially adversely affect our business. We cannot assure you that a review of our business by judicial, law enforcement, regulatory or accreditation authorities will not result in a determination that could adversely affect our operations.

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Our use and disclosure of personally identifiable information, including health information, is subject to federal and state privacy and security regulations, and our failure to comply with those regulations or to adequately secure the information we hold could result in significant liability or reputational harm and, in turn, a material adverse effect on our client base, membership base and revenue. Numerous state and federal laws and regulations govern the collection, dissemination, use, privacy, confidentiality, security, availability and integrity of personally identifiable information (PII), including protected health information (PHI). These laws and regulations include HIPAA. HIPAA establishes a set of basic national privacy and security standards for the protection of PHI, by health plans, healthcare clearinghouses and certain healthcare providers, referred to as covered entities, and the businesses with whom such covered entities contract for services, which includes us. HIPAA requires healthcare providers like us to develop and maintain policies and procedures with respect to PHI that is used or disclosed, including the adoption of administrative, physical and technical safeguards to protect such information. HIPAA also implemented the use of standard transaction code sets and standard identifiers that covered entities must use when submitting or receiving certain electronic healthcare transactions, including activities associated with the billing and collection of healthcare claims. HIPAA imposes mandatory penalties for certain violations which can be significant. However, a single breach incident can result in violations of multiple standards. HIPAA also authorizes state attorneys general to file suit on behalf of their residents. Courts will be able to award damages, costs and attorneys’ fees related to violations of HIPAA in such cases. The standards established in HIPAA have been used as the basis for duty of care in state civil suits such as those for negligence or recklessness in the misuse or breach of PHI. In addition, HIPAA mandates that the Secretary of Health and Human Services, or HHS conduct periodic compliance audits of HIPAA covered entities or business associates. It also tasks HHS with establishing a methodology whereby individuals who were the victims of breaches of unsecured PHI may receive a percentage of the Civil Monetary Penalty fine paid by the violator. HIPAA further requires that patients be notified of any unauthorized acquisition, access, use or disclosure of their unsecured PHI that compromises the privacy or security of such information, with certain exceptions related to unintentional or inadvertent use or disclosure by employees or authorized individuals. If a breach affects 500 patients or more, it must be reported to HHS without unreasonable delay, and HHS will post the name of the breaching entity on its public web site. Breaches affecting 500 patients or more in the same state or jurisdiction must also be reported to the local media. If a breach involves fewer than 500 people, the covered entity must record it in a log and notify HHS at least annually. Numerous other federal and state laws protect the confidentiality, privacy, availability, integrity and security of personally identifiable information, or PII, including PHI. These laws in many cases are more restrictive than, and may not be preempted by, the HIPAA and may be subject to varying interpretations by courts and government agencies, creating complex compliance issues for us and our clients potentially exposing us to additional expense, adverse publicity and liability. New health information standards could have a significant effect on the manner in which we must handle healthcare related data, and the cost of complying with standards could be significant. If we do not comply with existing or new laws and regulations related to PHI, we could be subject to criminal or civil sanctions. Because of the extreme sensitivity of the PII we store and transmit, the security features of our technology platform are very important. If our security measures, some of which are managed by third parties, are breached or fail, unauthorized persons may obtain access to sensitive client and patient data, including HIPAA-regulated PHI. As a result, our reputation could be severely damaged, adversely affecting client and patient confidence. Clients may curtail their use of or stop using our services or our client base could decrease, which would cause our business to suffer. In addition, we could face litigation, damages for contract breach, penalties and regulatory actions for violation of HIPAA and other applicable laws or regulations and significant costs for remediation, notification to individuals and for measures to prevent future occurrences. Any potential security breach could also result in increased costs associated with liability for stolen assets or information, repairing system damage that may have been caused by such breaches, incentives offered to clients or other business partners in an effort to maintain our business relationships after a breach and implementing measures to prevent future occurrences, including organizational changes, deploying additional personnel and protection technologies, training employees and engaging third-party experts and consultants. While we maintain insurance covering certain security and privacy damages and claim expenses, we may not carry insurance or maintain coverage sufficient to compensate for all liability and in any event, insurance coverage would not address the reputational damage that could result from a security incident. We outsource important aspects of the storage and transmission of client and patient information, and thus rely on third parties to manage functions that have material cyber-security risks. We attempt to address these risks by requiring outsourcing subcontractors who handle client and patient information to sign business associate agreements contractually requiring those subcontractors to adequately safeguard personal health data to the same extent that applies to us and in some cases by requiring such outsourcing subcontractors to undergo third-party security examinations. However, we cannot assure you that these contractual measures and other safeguards will adequately protect us from the risks associated with the storage and transmission of client and patient proprietary and protected health information. In addition, various states have enacted laws governing the privacy of personal information collected and used by businesses online. For example, California has recently adopted the California Consumer Privacy Act of 2018, which goes into effect on January 1, 2020. This law, in part, requires that companies make certain disclosures to consumers via their privacy policies, or otherwise at the time the personal data is collected. The Company will have to determine what personal data it is collecting from individuals and for what purposes, and to update its privacy policy every 12 months to make the required disclosures, among other things. Since this law is newly enacted and has not yet gone into effect, it is unclear whether it will have any material impact on the Company’s business and operations.

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The security of our platform, networks or computer systems may be breached, and any unauthorized access to our customer data will have an adverse effect on our business and reputation. The use of our products will involve the storage, transmission and processing of our clients’ and their patients’ private data, and this data may contain confidential and proprietary information of our clients and their patients’ or other personal or identifying information regarding our clients, and their patients’, their employees or other persons. Individuals or entities may attempt to penetrate our network or platform security, or that of our third-party hosting and storage providers, and could gain access to our clients’ and their patients’ private data, which could result in the destruction, disclosure or misappropriation of proprietary or confidential information of our clients’ and their patients’ or their customers, employees and business partners. If any of our clients’ private data is leaked, obtained by others or destroyed without authorization, it could harm our reputation, we could be exposed to civil and criminal liability, and we may lose our ability to access private data, which will adversely affect the quality and performance of our platform. In addition, our platform may be subject to computer malware, viruses and computer hacking, fraudulent use attempts and phishing attacks, all of which have become more prevalent in our industry. Though it is difficult to determine what, if any, harm may directly result from any specific interruption or attack, they may include the theft or destruction of data owned by us or our customers, and/or damage to our platform. Any failure to maintain the performance, reliability, security and availability of our products or services and technical infrastructure to the satisfaction of our clients may harm our reputation and our ability to retain existing customers and attract new users. While we will implement procedures and safeguards that are designed to prevent security breaches and cyber-attacks, they may not be able to protect against all attempts to breach our systems, and we may not become aware in a timely manner of any such security breach. Unauthorized access to or security breaches of our platform, network or computer systems, or those of our technology service providers, could result in the loss of business, reputational damage, regulatory investigations and orders, litigation, indemnity obligations, damages for contract breach, civil and criminal penalties for violation of applicable laws, regulations or contractual obligations, and significant costs, fees and other monetary payments for remediation. If customers believe that our platform does not provide adequate security for the storage of sensitive information or its transmission over the Internet, our business will be harmed. Customers’ concerns about security or privacy may deter them from using our platform for activities that involve personal or other sensitive information.

To the extent we use “open source” software, our use could adversely affect our ability to offer our services and subject us to possible litigation. We may use open source software in connection with our products and services. Companies that incorporate open source software into their products have, from time to time, faced claims challenging the use of open source software and/or compliance with open source license terms. As a result, we could be subject to suits by parties claiming ownership of what we believe to be open source software or claiming noncompliance with open source licensing terms. Some open source software licenses require users who distribute software containing open source software to publicly disclose all or part of the source code to such software and/or make available any derivative works of the open source code, which could include valuable proprietary code of the user, on unfavorable terms or at no cost. While we monitor the use of open source software and try to ensure that none is used in a manner that would require us to disclose our proprietary source code or that would otherwise breach the terms of an open source agreement, such use could inadvertently occur, in part because open source license terms are often ambiguous. Any requirement to disclose our proprietary source code or pay damages for breach of contract could have a material adverse effect on our business, financial condition and results of operations and could help our competitors develop products and services that are similar to or better than ours.

Assertions by third parties of infringement or other violations by us of their intellectual property rights could result in significant costs and harm our business and operating results. Our success depends upon our ability to refrain from infringing upon the intellectual property rights of others. Some companies, including some of our competitors, own large numbers of patents, copyrights and trademarks, which they may use to assert claims against us. As we grow and enter new markets, we will face a growing number of competitors. As the number of competitors in our industry grows and the functionality of products in different industry segments overlaps, we expect that software and other solutions in our industry may be subject to such claims by third parties. Third parties may in the future assert claims of infringement, misappropriation or other violations of intellectual property rights against us. We cannot assure you that infringement claims will not be asserted against us in the future, or that, if asserted, any infringement claim will be successfully defended. A successful claim against us could require that we pay substantial damages or ongoing royalty payments, prevent us from offering our services, or require that we comply with other unfavorable terms. We may also be obligated to indemnify our customers or business partners or pay substantial settlement costs, including royalty payments, in connection with any such claim or litigation and to obtain licenses, modify applications or refund fees, which could be costly. Even if we were to prevail in such a dispute, any litigation regarding our intellectual property could be costly and time-consuming and divert the attention of our management and key personnel from our business operations.

Risks Related to Regulation

Our products may be subject to product liability legal claims, which could have an adverse effect on our business, results of operations and financial condition. Certain of our products provide applications that relate to patient clinical information. Any failure by our products to provide accurate and timely information concerning patients, their medication, treatment and health status, generally, could result in claims against us which could materially and adversely impact our financial performance, industry reputation and ability to market new system sales. In addition, a court or government agency may take the position that our delivery of health information directly, including through licensed practitioners, or delivery of information by a third party site that a consumer accesses through our websites, exposes us to assertions of malpractice, other personal injury liability, or other liability for wrongful delivery/handling of healthcare services or erroneous health information. We anticipate that in the future we will maintain insurance to protect against claims associated with the use of our products as well as liability limitation language in our end-user license agreements, but there can be no assurance that our insurance coverage or contractual language would adequately cover any claim asserted against us. A successful claim brought against us in excess of or outside of our insurance coverage could have an adverse effect on our business, results of operations and financial condition. Even unsuccessful claims could result in our expenditure of funds for litigation and management time and resources.

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Certain healthcare professionals who use our Cloud-based products will directly enter health information about their patients including information that constitutes a record under applicable law that we may store on our computer systems. Numerous federal and state laws and regulations, the common law and contractual obligations, govern collection, dissemination, use and confidentiality of patient-identifiable health information, including:

●	state and federal privacy and confidentiality laws;

●	contracts with clients and partners;

●	state laws regulating healthcare professionals;

●	Medicaid laws;

●	the HIPAA and related rules proposed by the Health Care Financing Administration; and

●	Health Care Financing Administration standards for Internet transmission of health data.

Any failure by us or by our personnel or partners to comply with applicable requirements may result in a material liability to us. Although we have systems and policies in place for safeguarding Protected Health Information from unauthorized disclosure, these systems and policies may not preclude claims against us for alleged violations of applicable requirements. Also, third party sites and/or links that consumers may access through our web sites may not maintain adequate systems to safeguard this information or may circumvent systems and policies we have put in place. In addition, future laws or changes in current laws may necessitate costly adaptations to our policies, procedures, or systems. There can be no assurance that we will not be subject to product liability claims, that such claims will not result in liability in excess of our insurance coverage, that our insurance will cover such claims or that appropriate insurance will continue to be available to us in the future at commercially reasonable rates. Such product liability claims could adversely affect our business, results of operations and financial condition.

There is significant uncertainty in the healthcare industry in which we operate, and we are subject to the possibility of changing government regulation, which may adversely impact our business, financial condition and results of operations. The healthcare industry is subject to changing political, economic and regulatory influences that may affect the procurement processes and operation of healthcare facilities. During the past several years, the healthcare industry has been subject to an increase in governmental regulation of, among other things, reimbursement rates and certain capital expenditures.

Recently enacted public laws reforming the U.S. healthcare system may have an impact on our business. The Patient Protection and Affordable Care Act (H.R. 3590; Public Law 111-148) (“PPACA”) and The Health Care and Education Reconciliation Act of 2010 (H.R. 4872) (the “Reconciliation Act”), which amends the PPACA (collectively the “Health Reform Laws”), were signed into law in March 2010. The Health Reform Laws contain various provisions which may impact us and our patients. Some of these provisions may have a positive impact, while others, such as reductions in reimbursement for certain types of providers, may have a negative impact due to fewer available resources. Increases in fraud and abuse penalties may also adversely affect participants in the health care sector, including us.

Various legislators have announced that they intend to examine further proposals to reform certain aspects of the U.S. healthcare system. Healthcare providers may react to these proposals, and the uncertainty surrounding such proposals, by curtailing or deferring investments, including those for our systems and related services. Cost-containment measures instituted by healthcare providers as a result of regulatory reform or otherwise could result in a reduction of the allocation of capital funds. Such a reduction could have an adverse effect on our ability to sell our systems and related services. On the other hand, changes in the regulatory environment have increased and may continue to increase the needs of healthcare organizations for cost-effective data management and thereby enhance the overall market for healthcare management information systems. We cannot predict what effect, if any, such proposals or healthcare reforms might have on our business, financial condition and results of operations.

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We have taken steps to modify our products, services and internal practices as necessary to facilitate our compliance with applicable regulations, but there can be no assurance that we will be able to do so in a timely or complete manner. Achieving compliance with these regulations could be costly and distract management’s attention and divert other company resources, and any noncompliance by us could result in civil and criminal penalties.

Developments of additional federal and state regulations and policies have the potential to negatively affect our business.

Our software is anticipated to be considered a medical device by the U.S. Food and Drug Administration (“FDA”) and therefore subject to regulation by the FDA as a medical device. Such regulation requires the registration of the applicable manufacturing facility and software and hardware products, application of detailed record-keeping and manufacturing standards, and FDA approval or clearance prior to marketing. An approval or clearance requirement could create delays in marketing, and the FDA could require supplemental filings or object to certain of these applications, the result of which could adversely affect our business, financial condition and results of operations.

Compliance with changing regulation of corporate governance and public disclosure, once the Company is subject to such requirements, will result in significant additional expenses. Changing laws, regulations, and standards relating to corporate governance and public disclosure for public companies, including the Sarbanes-Oxley Act of 2002 and various rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), are creating uncertainty for public companies. The Company’s management will need to invest significant time and financial resources to comply with both existing and evolving requirements for public companies, which will lead, among other things, to significantly increased general and administrative expenses and a certain diversion of management time and attention from revenue generating activities to compliance activities.

We may be subject to false or fraudulent claim laws. There are numerous federal and state laws that forbid submission of false information or the failure to disclose information in connection with submission and payment of physician claims for reimbursement. In some cases, these laws also forbid abuse of existing systems for such submission and payment. Any failure of our services to comply with these laws and regulations could result in substantial liability including, but not limited to, criminal liability, could adversely affect demand for our services and could force us to expend significant capital, research and development and other resources to address the failure. Errors by us or our systems with respect to entry, formatting, preparation or transmission of claim information may be determined or alleged to be in violation of these laws and regulations. Determination by a court or regulatory agency that our services violate these laws could subject us to civil or criminal penalties, invalidate all or portions of some of our client contracts, require us to change or terminate some portions of our business, require us to refund portions of our services fees, cause us to be disqualified from serving clients doing business with government payers and have an adverse effect on our business.

We are subject to the Stark Law, which may result in significant penalties. Provisions of the Omnibus Budget Reconciliation Act of 1993 (42 U.S.C. § 1395nn) (the “Stark Law”) prohibit referrals by a physician of “designated health services” which are payable, in whole or in part, by Medicare or Medicaid, to an entity in which the physician or the physician’s immediate family member has an investment interest or other financial relationship, subject to several exceptions. Unlike the Fraud and Abuse Law, the Stark Law is a strict liability statute. Proof of intent to violate the Stark Law is not required. The Stark Law also prohibits billing for services rendered pursuant to a prohibited referral. Several states have enacted laws similar to the Stark Law. These state laws may cover all (not just Medicare and Medicaid) patients. Many federal healthcare reform proposals in the past few years have attempted to expand the Stark Law to cover all patients as well. As with the Fraud and Abuse Law, we consider the Stark Law in planning our products, marketing and other activities, and believe that our operations are in compliance with the Stark Law. If we violate the Stark Law, our financial results and operations could be adversely affected. Penalties for violations include denial of payment for the services, significant civil monetary penalties, and exclusion from the Medicare and Medicaid programs.

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We are Required to Comply with Medical Device Reporting (MDR) and We Must Report Certain Malfunctions, Deaths and Serious Injuries Associated with Our Medical Device Which Can Result In Voluntary Corrective Actions, Mandatory Recall or FDA Enforcement Actions. Under applicable FDA MDR regulations, medical device manufacturers are required to submit information to the FDA when they receive a report or become aware that a device has or may have caused or contributed to a death or serious injury or has or may have a malfunction that would likely cause or contribute to death or serious injury if the malfunction were to recur.

All manufacturers placing medical devices on the market in the European Economic Area and the United States are legally bound to report any serious or potentially serious incidents involving devices they produce or sell to the regulatory agency, or Competent Authority, in whose jurisdiction the incident occurred.

If our products fail to comply with evolving government and industry standards and regulations, we may have difficulty selling our products. We may be subject to additional federal and state statutes and regulations in connection with offering services and products via the Internet. On an increasingly frequent basis, federal and state legislators are proposing laws and regulations that apply to Internet commerce and communications. Areas being affected by these regulations include user privacy, pricing, content, taxation, copyright protection, distribution, and quality of products and services. To the extent that our products and services are subject to these laws and regulations, the sale of our products and services could be harmed.

Risks related to our Common Stock

There is not now, and there may never be, an active market for our common stock. Our common stock is listed on the OTC Pink level of the OTC Market under the symbol “USAQ,” but there is no active trading market for our common stock. There can be no assurance that an active trading market for our securities will develop, or that if one develops, that it will be sustained. The trading market for securities of companies listed on the OTC Market is substantially less liquid than the average trading market for companies listed on a national securities exchange. In addition, our ability to raise capital will be adversely affected by a listing on the OTC Market, as compared to a listing on a national securities exchange.

Our common stock is subject to the “Penny Stock” Rules of the SEC and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock. The SEC has adopted Rule 15g-9 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (a) that a broker or dealer approve a person’s account for transactions in penny stocks; and (b) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must: (a) obtain financial information and investment experience and objectives of the person; and (b) make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the Commission relating to the penny stock market, which, in highlight form: (a) sets forth the basis on which the broker or dealer made the suitability determination; and (b) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of our common shares and cause a decline in the market value of our stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

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The majority of our issued and outstanding capital stock is owned and controlled by our sole Director and Officer. Our director and officer currently owns the majority of our issued and outstanding capital stock, and therefore controls our operations and will have the ability to control all matters submitted to stockholders for approval, including:

● election of our board of directors;

● removal of any directors;

● amendment of our Certificate of Incorporation or Bylaws; and

● adoption of measures that could delay or prevent a change in control or impede a merger, takeover or other business combination.

This stockholder thus has complete control over our management and affairs. Accordingly, this ownership may have the effect of impeding a merger, consolidation, takeover or other business consolidation, or discouraging a potential acquirer from making a tender offer for our common stock, which may further affect its liquidity.

Under our Certificate of Incorporation, our Board of Directors has the authority, without stockholder approval, to issue preferred stock with terms that may not be beneficial to common stockholders and with the ability to adversely affect stockholder voting power and perpetuate the board’s control over our company. Our Board of Directors by resolution may authorize the issuance of preferred stock in one or more series with such limitations and restrictions as it may determine, in its sole discretion, with no further authorization by security holders required for the issuance of such shares. The Board may determine the specific terms of the preferred stock, including: designations; preferences; conversions rights; cumulative, relative; participating; and optional or other rights, including: voting rights; qualifications; limitations; or restrictions of the preferred stock.

The issuance of preferred stock may adversely affect the voting power and other rights of the holders of common stock. Preferred stock may be issued quickly with terms calculated to discourage, make more difficult, delay or prevent a change in control of our company or make removal of management more difficult. As a result, the Board of Directors’ ability to issue preferred stock may discourage the potential hostile acquirer, possibly resulting in beneficial negotiations. Negotiating with an unfriendly acquirer may result in terms more favorable to us and our stockholders. Conversely, the issuance of preferred stock may adversely affect the market price of, and the voting and other rights of the holders of the common stock. We presently have no plans to issue any preferred stock.

We incur significant costs as a result of operating as a public company and our management will have to devote substantial time to public company compliance obligations. The Sarbanes-Oxley Act of 2002, as well as rules subsequently implemented by the SEC and the national stock exchanges, has imposed various requirements on public companies, including requiring changes in corporate governance practices. Our management and other personnel will need to devote a substantial amount of time to these compliance requirements and any new requirements that the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 may impose on public companies. Moreover, these rules and regulations, along with compliance with accounting principles and regulatory interpretations of such principles, have increased and will continue to increase our legal, accounting and financial compliance costs and have made and will continue to make some activities more time- consuming and costly. For example, we expect these rules and regulations to make it more difficult and more expensive for us to obtain director and officer liability insurance, and we may be required to accept reduced policy limits and coverage or incur substantial costs to maintain the same or similar coverage. These rules and regulations could also make it more difficult for us to attract and retain qualified persons to serve on our board of directors or our board committees, or as executive officers. We will evaluate the need to hire additional accounting and financial staff with appropriate public company experience and technical accounting and financial knowledge. We estimate the additional costs we expect to be incurred as a result of being a public company to be up to$100,000 annually.

Part of the requirements as a public company will be to document and test our internal control procedures in order to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, which requires annual management assessments of the effectiveness of our internal controls over financial reporting and a report by our independent registered public accounting firm addressing these assessments. The process of designing and implementing effective internal controls is a continuous effort that requires us to anticipate and react to changes in our business and the economic and regulatory environments and to expend significant resources to maintain a system of internal controls that is adequate to satisfy our reporting obligations as a public company.

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Effective internal controls are necessary for us to provide reliable financial reports and to effectively prevent fraud. We maintain a system of internal control over financial reporting, which is defined as a process designed by, or under the supervision of, our principal executive officer and principal financial officer, or persons performing similar functions, and effected by our board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

We cannot assure that we will not, in the future, identify areas requiring improvement in our internal control over financial reporting. We cannot assure that the measures we will take to remediate any areas in need of improvement will be successful or that we will implement and maintain adequate controls over our financial processes and reporting in the future as we continue our growth. If we are unable to maintain appropriate internal financial reporting controls and procedures, it could cause us to fail to meet our reporting obligations, result in the restatement of our financial statements, harm our operating results, subject us to regulatory scrutiny and sanction, cause investors to lose confidence in our reported financial information and have a negative effect on the market price for shares of our common stock.

Because we do not intend to pay any cash dividends on our common stock, our stockholders will not be able to receive a return on their shares unless they sell them. We have not declared or paid any cash dividends on our common stock nor do we anticipate paying any in the foreseeable future. Furthermore, we expect to retain any future earnings to finance our operations and expansion. The payment of cash dividends in the future will be at the discretion of our Board of Directors and will depend upon our earnings levels, capital requirements, any restrictive loan covenants and other factors the Board considers relevant. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them. We cannot assure you that you will be able to sell shares when you desire to do so.

We are an “emerging growth company,” and our election to comply with the reduced disclosure requirements as a public company may make our common stock less attractive to investors. For so long as we remain an “emerging growth company,” as defined in the JOBS Act, we may take advantage of certain exemptions from various requirements applicable to public companies that are not “emerging growth companies,” including not being required to comply with the independent auditor attestation requirements of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, being required to provide fewer years of audited financial statements and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. We would cease to be an “emerging growth company” upon the earliest to occur of: (i) the last day of the fiscal year in which we have more than $1.07 billion in annual revenue; (ii) the date we qualify as a large accelerated filer, with at least $700 million of equity securities held by non-affiliates; (iii) the date on which we have, in any three-year period, issued more than $1.0 billion in non-convertible debt securities; and (iv) the last day of the fiscal year ending five years after our initial public offering of our stock. We may choose to take advantage of some but not all of these reduced reporting burdens. Accordingly, the information contained in our periodic reports may be different than the information provided by other public companies. The JOBS Act also provides that an “emerging growth company” can take advantage of an extended transition period for complying with new or revised accounting standards. We have elected to take advantage of this extended transition period under the JOBS Act. As a result, our operating results and financial statements may not be comparable to the operating results and financial statements of other companies who have adopted the new or revised accounting standards. It is possible that some investors will find our common stock less attractive as a result, which may result in a less active trading market for our common stock and higher volatility in our stock price.

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Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion of our financial condition and results of operations should be read in conjunction with the condensed financial statements and the notes to those financial statements that are included elsewhere in this report. Our discussion includes forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives, expectations and intentions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including those set forth under the Risk Factors, Forward-Looking Statements and Business sections in this report. We use words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions to identify forward- looking statements.

For a discussion and analysis of our financial condition and results of operations prior to the Share Exchange, please refer to the information set forth under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as the related financial statements, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on March 28, 2019, which information and financial statements are incorporated herein by reference.

Overview

Medical Practice Income, Inc., a Florida corporation, is sometimes referred to herein as “we”, “us”, “our”, “Company” and the “Registrant”.

We currently are a development stage Company focused on the development of value-based healthcare, informatics and algorithmic personalized medicine including digital therapeutics, behavior based remote patient monitoring, chronic care and preventive medicine. The Company’s intellectual properties, products and information service portfolio is directed towards prevention, early detection, management and reversal of cardiometabolic diseases. We intend to use the Company’s limited personnel and financial resources in connection with such activities. The Company will utilize its capital stock, debt or a combination of capital stock and debt, in developing its business.

We are an emerging growth company that is exempt from certain financial disclosure and governance requirements for up to five years as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), that eases restrictions on the sale of securities; and increases the number of shareholders a company must have before becoming subject to the reporting and disclosure rules of the Securities and Exchange Commission (the “SEC”). Our principal business objective for the next 12 months and beyond such time will be to develop software tools and approaches, providing more granular, timely and specific clinical decision making information for practicing physicians to address todays now younger, obese, diabetic and cardiovascular disease population.

Liquidity and Capital Resources

On September 30, 2019, we had $5,295 of total assets related to the cash balance and prepayment of annual services contracts. We had total current liabilities of $98,683 consisting of $2,176 in accounts payable, accrued interest expenses of $89,507, and $7,000 on advances from and accruals due to a related party. The long-term liabilities consisted of two convertible notes totaling $198,062. As of September 30, 2019, we had total liabilities of $296,745.

The accompanying condensed financial statements have been prepared assuming that the Company will continue as a going concern; however, the above condition raises substantial doubt about the Company’s ability to do so. The condensed financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern. The Company currently has no commitments for the purchase of its equity. If the Company is unable to acquire additional working capital, it may not be able to execute its business plan. We will use our limited personnel and financial resources in connection with developing our business plan, including developing a proprietary software platform. If additional restricted shares of common stock are issued, our shareholders will experience a dilution in their ownership interest in the Registrant.

We have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(2) of the JOBS Act, which allows us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates.

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We do not currently engage in any business activities that provide cash flow. We plan to satisfy our cash requirements for the next 12 months by borrowing from our management. We expect that money borrowed will be used during the next 12 months to satisfy our operating costs, professional fees and for general corporate purposes. We may explore alternative financing sources, although we have not done so to date.

There are no limitations in our certificate of incorporation on our ability to borrow funds or raise funds through the issuance of capital stock to fund our working capital requirements. Our limited resources and lack of recent operating history may make it difficult to borrow funds or raise capital. Such inability to borrow funds or raise funds through the issuance of capital stock required to facilitate our business plan may have a material adverse effect on our financial condition and future prospects, including the ability to fund our business plan. To the extent that debt financing ultimately proves to be available, any borrowing will subject us to various risks traditionally associated with indebtedness, including the risks of interest rate fluctuations and insufficiency of cash flow to pay principal and interest, including debt of an acquired business.

Off-Balance Sheet Arrangements

There are no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

CRITICAL ACCOUNTING POLICIES

Our significant accounting policies are disclosed in Note 2 of our Financial Statements included elsewhere in this Report.

Directors and Executive Officers

Name	Age	Title
Troy Grogan	42	CEO, CFO and Chairman

Troy Grogan has been our Chairman and CEO since June 2016, and of MPI since inception in March 2019. He is a co-founder, president and chief executive officer of MedScience Research Group, Inc., a private company incorporated in May 2013. MedScience is a growth stage company engaged in the development, acquisition and distribution of proprietary diagnostic medical equipment directed to the primary care market for a range of diagnostic testing of the most common chronic health conditions, principally in the U.S. Prior to MedScience, Mr. Grogan was an entrepreneur with business experience in preventative health care in Australia and North America, having organized Greatest Asset Pty Ltd, a health and lifestyle improvement company engaged in online learning, behavioral and lifestyle change and improvement, offering services to health plans, corporate clients, medical and health professionals, insurance providers, as well as the broader general public in the health, education, information and wellness market.

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Executive Compensation

Mr. Grogan, our CEO and only executive officer, has not received or earned, nor have we accrued, any salary or bonus for Mr. Grogan, in respect of services rendered to us during the years ended December 31, 2018 or 2017. Mr. Grogan, the CEO and only executive officer of MPI, has not received or accrued, nor has MPI accrued, any salary or bonus for Mr. Grogan, in respect of services rendered to MPI, since its inception in March 2019.

Neither we, nor MPI, has an employment agreement or salary arrangement with Mr. Grogan.

Director’s Compensation

We shall continue to maintain the policy regarding director compensation that existed prior to the Share Exchange, pursuant to which directors are not entitled to receive compensation for service rendered to us or for meeting(s) attended except for reimbursement of out-of-pocket expenses. There is no formal or informal arrangements or agreements to compensate directors for service provided as a director; however, non-employee director compensation for a new director is determined on an ad hoc basis by the existing members of the board of director at the time a director is elected.

Employment Contracts

We do not have an employment agreement or salary arrangement with Mr. Grogan. Any future compensation will be determined by our Board of Directors.

Equity Awards

We did not grant Mr. Grogan any equity awards or stock options during the year ended December 31, 2018.

Outstanding Equity Awards at Fiscal Year-End

There were no equity awards outstanding as of the year ended December 31, 2018.

Certain Relationships and Related Transactions

USA Equities Corp.

Amounts due to related parties consist of cash advances received from Troy Grogan, our majority stockholder, which items totaled $109,977 at December 31, 2018 and $70,444 at December 31, 2017. At September 30, 2019, we had $7,000 in advances from and accruals due to Mr. Grogan.

On September 1, 2019, we issued 1,080,092 shares of Series A Preferred Stock to Troy Grogan our Chief Executive Officer, President, director and majority stockholder, in satisfaction of a convertible promissory note originally issued on December 31, 2013, in the initial principal amount of $255,681, together with all interest accrued thereon.

On September 1, 2019, we issued a Convertible Promissory Note in the principal amount of $124,562 to Troy Grogan in consideration for advances previously made to our company. This note bears interest at the rate of 1% per annum and is due and payable on December 30, 2022, and is convertible into shares of common stock at a price of $0.25 per share.

Mr. Grogan, our Chairman, CEO and majority stockholder, received 10,000 shares of our common stock as a former stockholder of MPI in connection with the Share Exchange. The terms of the Share Exchange were not determined at arms’ length since Mr. Grogan is the sole director and officer of our company and a director and officer of MPI.

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MPI

Amounts due to related parties consist of non-interest bearing cash advances received from Mr. Grogan, our sole director and majority shareholder, which items totaled $58,414 at September 30, 2019 and are due on demand.

Market For Registrant’s Common Equity, Related Stockholder Matters And Issuer Purchases Of Equity Securities

Market Information

Our common stock is quoted on OTC Pink under the symbol “USAQ.” The following table shows the high and low bid prices for our common stock for the periods indicated. There exists only a very limited trading market for our common stock with limited or no volume. The quotations are inter-dealer prices without retail markups, markdowns or commissions, and may not necessarily represent actual transactions.

	Price Range
Period	High	Low
Year Ended December 31, 2017:
First Quarter	$0.11	$0.11
Second Quarter	$0.15	$0.15
Third Quarter	$0.15	$0.10
Fourth Quarter	$0.11	$0.11

Year Ended December 31, 2018:
First Quarter	$0.41	$0.01
Second Quarter	$0.35	$0.02
Third Quarter	$0.65	$0.13
Fourth Quarter	$0.95	$0.30

Year Ended December 31, 2019:
First Quarter	$0.75	$0.25
Second Quarter	$0.38	$0.25
Third Quarter	$0.25	$0.01
Fourth Quarter (through December 20, 2019)	$0.20	$0.01

(b) Approximate Number of Holders of Common Stock: At September 30, 2019, we had approximately 604 stockholders of record of our common stock.

(c) Dividends: We have not declared or paid any cash dividends on our common stock nor do we anticipate paying any in the foreseeable future. Furthermore, we expect to retain any future earnings to finance our operations and expansion. The payment of cash dividends in the future will be at the discretion of our Board of Directors and will depend upon our earnings levels, capital requirements, any restrictive loan covenants and other factors the Board considers relevant

(d) Recent Sales of Unregistered Securities: In connection with the Share Exchange Agreement, we issued a total of 2,172,600 shares of our common stock to the former stockholders of MPI. The issuance of the common stock to the stockholders of MPI pursuant to the Share Exchange Agreement was exempt from registration in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D of the Securities Act. Each of the former stockholders of MPI was an “accredited investor” (as defined in Rule 501(a) of Regulation D.

(e) Equity Compensation Plans: We have no equity compensation plans.

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Issuer Purchases of Equity Securities

None.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information about the common stock available for issuance under compensatory plans and arrangements as of December 31, 2018.

(c)
Number of securities
	(a)		remaining available
	Number of	(b)	for future issuance
	securities to be	Weighted-average	under equity
	issued upon	exercise price of	Compensation
	exercise of	outstanding options	plans (excluding
	outstanding	under equity	securities reflected in
Plan Category	options	compensation plans	column (a))

Equity compensation plan approved by security holders	None	—	None

Equity compensation plans not approved by security holders	None	—	None

Total	None	—	None

Penny Stock Regulations

The SEC has regulations which generally define so-called “penny stocks” to be an equity security that has a market price less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exemptions. Our common stock is a “penny stock” and is subject to Rule 15g-9 under the Exchange Act, or the Penny Stock Rule. This rule imposes additional sales practice requirements on broker-dealers that sell such securities to persons other than established customers and “accredited investors” (generally, individuals with a net worth in excess of $1,000,000 or annual incomes exceeding $200,000, or $300,000 together with their spouses). For transactions covered by Rule 15g-9, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to sale. As a result, this rule may affect the ability of broker-dealers to sell our securities and may affect the ability of purchasers to sell any of our securities in the secondary market, thus possibly making it more difficult for us to raise additional capital.

For any transaction involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in penny stock, of a disclosure schedule required by the SEC relating to the penny stock market. Disclosure is also required to be made about sales commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock.

There can be no assurance that our common stock will qualify for exemption from the Penny Stock Rule. In any event, even if our common stock were exempt from the Penny Stock Rule, we would remain subject to Section 15(b)(6) of the Exchange Act, which gives the SEC the authority to restrict any person from participating in a distribution of penny stock, if the SEC finds that such a restriction would be in the public interest.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Change in Control

On December 20, 2019, we consummated a Share Exchange Agreement with the former stockholders of Medical Practice Income pursuant to which we issued 2,172,600 shares of our common stock to the former stockholders of MPI, including Troy Grogan, our Chairman and CEO, in exchange for all of the then issued and outstanding shares of common stock of MPI.

Prior to the Share Exchange, Troy Grogan, was the President and Chief Executive Officer of MPI, and the holder of a majority of its outstanding common stock . Mr. Grogan is our Chairman and Chief Executive Officer and a member of our Board of Directors and the owner of 57% of the outstanding shares of our common stock and 1,080,092 shares of our Series A Preferred Stock which are entitled to five votes per share on any matter voted on by the holders of our common stock and which are convertible into our common stock at a price of $0.05 per share.

Security Ownership

The following table sets forth information concerning beneficial ownership of our common stock as of December 20, 2019, by (i) any person or group with more than 5% of our common stock, (ii) each director, (iii) our chief executive officer and each other executive officer whose cash compensation for the most recent fiscal year exceeded $100,000 and (iv) all such executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. In addition, shares of common stock issuable upon exercise of options, warrants and other convertible securities anticipated to be exercisable or convertible at or within sixty days of December 20, 2019, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person. As of December 20, 2019, we had outstanding 5,762,735 shares of common stock and 1,080,092 shares of Series A Preferred Stock. Shares of Series A Preferred Stock are convertible into shares of our common stock at a conversion price of $0.05 per shares, subject to certain anti-dilution adjustments, and except for matters specified in the certificate of designation authorizing the issuance of the Series A Preferred Stock or under applicable law require a class vote of holders of the Series A Preferred Stock, vote on an as converted basis with shares of common stock as a single class on all matters presented to holders of our common stock.

To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of securities shown as beneficially owned by them. The address of each person named in the table below is c/o of our company at 901 Northpoint Parkway, Suite 302, West Palm Beach, Florida 33407.

Name of Shareholder	Amount and Nature of Beneficial Ownership		Percent of Common Stock
Directors and Executive Officers:
Troy Grogan	9,170,460	(1)	78.63%
All directors and executive officers as a group	9,170,460	(1)	78.63%

(1) Includes 3,270,000 shares of common stock, 5,400,460 shares of common stock that may be acquired upon conversion of shares of Series A Preferred Stock and 500,000 shares of common stock that may be acquired upon conversion of a promissory note.

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DESCRIPTION OF CAPITAL STOCK

We are authorized to issue 10,000,000 shares of blank check preferred stock, $0.0001 par value, of which 1,080,092 shares have been designated as Series A Preferred Stock, par value $0.0001 (“Series A Preferred Stock”). and 900,000,000 shares of common stock, $.0001 par value per share. As of December 20, 2019, after giving effect to the Share Exchange, we had outstanding 1,080,092 shares of Series A Preferred Stock and 5,762,735 shares of common stock.

Our Articles of Incorporation gives our Board of Directors authority to issue shares of “blank check” preferred stock from time to time in one or more series, pursuant to resolutions adopted by the Board in accordance with Section 141 of the Delaware General Corporation Law, each having the voting powers, if any, designations, powers, preferences, and the relative, participating, optional, or other rights, if any, and the qualifications, limitations, or restrictions thereof, of any unissued series of preferred stock, to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series, but not below the number of shares thereof then outstanding, without the delay attendant to obtaining stockholder approval for such issuance.

Prior to the issuance of shares of each series of preferred stock, the Board of Directors is required to adopt resolutions and file a certificate of designation with the Secretary of State of the State of Delaware for that series. The purpose of authorizing the board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of a corporation’s outstanding voting stock.

We may issue preferred stock to effect a business combination, to raise capital or for other reasons. In addition, preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of our company. The issuance of any new series of preferred stock could, depending on the terms of such series, impede the completion of a merger, tender offer or other takeover attempt.

Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of us without further action by the shareholders and may adversely affect the voting and/or other rights of the holders of common stock or any other securities we may issue in the future. The issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could be used to discourage an unsolicited acquisition proposal. For instance, the issuance of a series of preferred stock might impede a business combination by including class voting rights that would enable the holders to block such a transaction, or facilitate a business combination by including voting rights that would provide a required percentage vote of the stockholders. In addition, under certain circumstances, the issuance of preferred stock could adversely affect the voting power of the holders of the common stock. Although our board of directors is required to make any determination to issue such stock based on its judgment as to the best interests of our stockholders, the board of directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of the stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then market price of such stock. Our board of directors does not at present intend to seek stockholder approval prior to any issuance of currently authorized preferred stock, unless otherwise required by law.

Series A Preferred Stock

The following summary of the powers, preferences, rights, qualifications and limitations of the Series A Preferred Stock is qualified in its entirety by the certificate of designation authorizing the issuance of the Series A Preferred Stock as filed with the Office of the Secretary of State of Delaware incorporated as an exhibit to this report.

Upon consummation of the Share Exchange we had outstanding 1,080,092 shares of Series A Preferred Stock.

Holders of Series a Preferred Stock are entitled to dividends when and if declared by our Board of Directors.

Upon any voluntary or involuntary liquidation, dissolution or winding up of our affairs, holders of Series A Preferred Stock are entitled to be paid out of our assets legally available for distribution to stockholders, after payment of or provision for our debts and other liabilities, a liquidation preference of $0.25 per share, plus an amount equal to accrued and unpaid dividends (whether or not authorized or declared) up to but excluding the date of payment, before any payment is made to holders of common stock and any other class or series of capital stock ranking junior to the Series A Preferred Stock as to liquidation rights.

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Holders of Series A Preferred Stock may elect at any time to convert their shares of Series A Preferred Stock into shares of common stock at an initial conversion price of $0.05 per share of common stock. The conversion price is subject to certain anti-dilution and other adjustments.

Holders of Preferred Shares vote on an as-converted basis, together with holders of common stock, as a single class, on the election of directors and all other matters presented to stockholders, except for matters as to which under applicable law and the certificate of designation a class vote of the holders of the Series A Preferred Stock is required.

Common Stock

Holders of our common stock are entitled to receive dividends when and as declared by our Board out of funds legally available therefore. Upon dissolution of our company, after payment of the liquidation preference to holders of our Series A Preferred Stock, the holders of common stock are entitled to share, pro rata, in our net assets after payment of or provision for all of our debts and liabilities. Each share of common stock is entitled to participate on a pro rata basis with each other share of such stock in dividends and other distributions declared on shares of common stock.

The holders of common stock are entitled to one vote per share on all matters submitted to a vote of the stockholders and may not cumulate their votes for the election of directors. The holders of common stock do not have preemptive rights to subscribe for additional shares of any class that we may issue, and no share of common stock is entitled in any manner to any preference over any other share of such stock.

SHARES ELIGIBLE FOR SALE

As of December 20, 2019, after giving effect to the Share Exchange, we had outstanding 5,762,735 shares of common stock, of which all but 171,312 shares are restricted securities under Rule 144 or owned by affiliates of our company.

Rule 144

Rule 144 permits a person who has beneficially owned restricted shares for at least six months to sell their shares provided that: (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale.

Persons who have beneficially owned restricted shares for at least six months but who are our affiliates at the time of, or at any time during the three months preceding, a sale, are subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of shares that does not exceed the greater of either of the following:

●	1.0% of the number of shares of common stock then outstanding, which is now 57,627 shares; and
●	if the common stock is listed on a national securities exchange, the average weekly trading volume of the shares of common stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.

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Sales Under Rule 144 By Non-Affiliates

Under Rule 144, a person who is not deemed to have been one of our affiliates at the time of or at any time during the three months preceding a sale, and who has beneficially owned the restricted shares of common stock proposed to be sold for at least six months, including the holding period of any prior owner other than an affiliate, is entitled to sell their shares without complying with the manner of sale and volume limitation or notice provisions of Rule 144. We must be current in our public reporting if the non-affiliate is seeking to sell under Rule 144 after holding his shares of common stock between six months and one year. After one year, non-affiliates do not have to comply with any other Rule 144 requirements.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Rule 144 is not available for the resale of securities initially issued by companies that are, or previously were, blank check companies like us, to their promoters or affiliates despite technical compliance with the requirements of Rule 144. Rule 144 also is not for resale of securities issued by any shell companies (other than business combination related shell companies) or any issuer that has been at any time previously a shell company. The SEC has provided an exception to this prohibition, however, if the following conditions are met:

●	the issuer of the securities that was formerly a shell company has ceased to be a shell company;
●	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;
●	the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and
●	at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

As a result, none of our shareholders will be able to sell any shares of common stock pursuant to Rule 144 until December 21, 2020.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 145 of the General Corporation Law of the State of Delaware (the “DGCL”) provides, in general, that a corporation incorporated under the laws of the State of Delaware, such as the registrant, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than a derivative action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. In the case of a derivative action, a Delaware corporation may indemnify any such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court determines such person is fairly and reasonably entitled to indemnity for such expenses. Section 7 of Article VII of our By-laws provides for indemnification of directors, officers, employees and agents of the Company to the extent permitted by the DGCL. In addition, Article 9 of the our Restated Certificate of Incorporation provides, in general, that no director of the registrant shall be liable to the registrant or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL (which provides that under certain circumstances, directors may be jointly and severally liable for willful or negligent violations of the DGCL provisions regarding the payment of dividends or stock repurchases or redemptions), or (iv) for any transaction from which the director derived an improper personal benefit.

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Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling the company pursuant to provisions of our certificate of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

CHANGES IN REGISTERED INDEPENDENT PUBLIC ACCOUNTANT

Resignation of McConnell & Jones, LLP

On June 28, 2018, McConnell & Jones, LLP (“MCJ”) delivered a letter of resignation to us, effective June 28, 2018, stating that the firm resigned as our independent auditors. MCJ issued the auditor’s report on our financial statements for the year ended December 31, 2015 and 2014.

Other than an explanatory paragraph included in MCJ’s audit report on our financial statements fiscal years ended December 31, 2015 and 2014 relating to the uncertainty of our ability to continue as a going concern, the audit reports of MCJ on our financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During our fiscal years ended December 31, 2015 and 2014 and any subsequent interim period through June 28, 2018, the date of resignation of MCJ, there were no disagreements with MCJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MCJ’s satisfaction, would have caused MCJ to make reference to the subject matter of the disagreements in connection with their report on our consolidated financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

We provided MCJ with a copy of the disclosure contained in our Current Report on Form 8-K filed with the SEC on June 29, 2018 (the “2018 Item 4.01 Form 8-K”) and requested in writing that MCJ furnish us with a letter addressed to the SEC stating whether or not it agrees with such disclosures. MCJ provided a letter, dated June 28, 2018 stating its agreement with such statements, which was attached as Exhibit 16.2 to the 2018 Item 4.01 Form 8-K.

Engagement of TNCPA

Effective June 28, 2018, our Board of Directors approved the appointment of TNCPA as our auditor to audit our financial statements for our years ended December 31, 2016 and 2017. During our fiscal years ended December 31, 2015 and 2014 and through the date of our appointment of TNCPA, we did not consult TNCPA with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Resignation of TNCPA

On February 19, 2019, TNCPA (“TNCPA”) delivered a letter of resignation to us, effective February 19, 2019, stating that the firm resigned as our independent auditors. TNCPA issued the auditor’s report on our financial statements for the year ended December 31, 2017 and 2016.

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Other than an explanatory paragraph included in TNCPA’s audit report for our fiscal years ended December 31, 2016 and 2017 relating to the uncertainty of our ability to continue as a going concern, the audit reports of TNCPA on our financial statements for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During our fiscal years ended December 31, 2017 and 2016 and any subsequent interim period through February 19, 2019, the date of resignation of TNCPA, there were no disagreements with TNCPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to TNCPA’s satisfaction, would have caused TNCPA to make reference to the subject matter of the disagreements in connection with their report on our consolidated financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

We provided TNCPA with a copy of the disclosure contained in our Current Report on Form 8-K filed on February 20, 2019 reporting the resignation of TNCPA (the “2019 Item 4.01 Form 8-K”) and requested in writing that TNCPA furnish us with a letter addressed to the SEC stating whether or not it agrees with such disclosures. TNCPA provided a letter, dated February 19, 2019 stating its agreement with such statements, which was attached as Exhibit 16.1 to the 2019 Item 4.01 Form 8-K.

(b) Engagement of Cherry Bekaert

Effective February 19, 2019, our Board of Directors approved the appointment of Cherry Bekaert LLP, as our independent registered public accountant for the years ended December 31, 2018. During our most recent fiscal years ended December 31, 2017 and 2016 and subsequent interim periods through the date of appointment, neither we nor anyone on our behalf has consulted with Cherry Bekaert LLP with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or (ii) any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Reference is made to the financial statements and pro forma financial information relating to Medical Practice Income contained in Item 9.01 of this Current Report on Form 8-K, which are incorporated herein by reference.

Our audited financial statements for the fiscal years ended December 31, 2018 and 2017 are available in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on March 28, 2018, and are incorporated herein by reference. Our unaudited financial statements for the nine and three month periods ended September 30, 2019 filed with the SEC on November 12, 2019, which are incorporated herein by reference.

ITEM 3.02 RECENT SALES OF UNREGISTERED SECURITIES

On September 1, 2019, we issued 1,080,092 shares of Series A Preferred Stock to Troy Grogan, our Chief Executive Officer, President and director of our company, in satisfaction of our promissory note issued on December 31, 2013, in the initial principal amount of $255,681 together with all interest accrued thereon. The shares of Series A Preferred Stock are initially convertible into shares of common stock at a price of $0.05 per share (subject to adjustment upon the occurrence of certain events). The issuance of the shares of Series A Preferred Stock to Mr. Grogan, an accredited investor, was exempt from the registration requirements of the Securities Act in reliance upon Rule 506 of Regulation D. The certificate representing the shares were endorsed with the customary Securities Act legend.

On September 1, 2019, we issued a convertible promissory note in the principal amount of $124,562 to Troy Grogan in consideration for advances previously made to our company. This note bears interest at the rate of 1% per annum and is due and payable on December 30, 2022 and is convertible into shares of common stock at a price of $0.25 per share. The note was endorsed with the customary Securities Act legend.

As more fully described in Item 2.01 above, in connection with the Share Exchange Agreement, the Company issued a total of 2,172,600 shares of our common stock to the former stockholders of Medical Practice Income. Reference is made to the disclosures set forth under Item 2.01 of this Form 8-K, which disclosures are incorporated herein by reference. The issuance of the common stock to the former stockholders of Medical Practice Income pursuant to the Share Exchange Agreement was exempt from registration in reliance upon Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D.

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ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Reference is made to the disclosure set forth Item 2.01 of this Current Report under the caption “Change in Registered Independent Certified Public Accountant,” which disclosure is incorporated by reference into this section.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosures set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K, which disclosures are incorporated by reference into this Item 5.01. Other than the transactions and agreements described in such Items, our officer and director know of no arrangements that may result in a change in control of the Company at a subsequent date.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

We have determined that, as the result of the closing of the Share Exchange as described above under Item 2.01 of this Current Report on Form 8-K, we have ceased to be a shell company as that term is defined in Rule 12b-2 promulgated under the Exchange Act. Reference is made to the disclosures set forth in Item 2.01 of this Current Report on Form 8-K, which disclosures are incorporated by reference into this Item 5.06.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Reference is made to the shares of Medical Practice Income acquired under the Share Exchange Agreement, as described in Item 2.01, which is incorporated herein by reference. As a result of the closing of the Share Exchange, our primary operations consist of the business and operations of Medical Practice Income. Accordingly, we are presenting the financial statements of Medical Practice Income for the period ended September 30, 2019.

(a) Financial statements of business acquired.

The audited financial statements of Medical Practice Income as of and for the period ended September 30, 2019, including the notes to such financial statements, are incorporated herein by reference to Exhibit 99.1 of this Current Report on Form 8-K.

(b) Pro forma financial information.

The unaudited pro forma financial information of the Company and its wholly-owned subsidiary USAQ Corporation and Medical Practice Income are incorporated herein by reference to Exhibit 99.2 of this Current Report on Form 8-K.

(c) Shell company transactions.

Reference is made to the disclosure set forth in Items 9.01(a) and 9.01(b), which disclosure is incorporated herein by reference.

Exhibit No.	Description

2.1	Share Exchange Agreement
3.1	Certificate of Incorporation
3.2	Certificate of Amendment changing corporate name to USA Equities Corp.
3.3

Certificate of Designation authorizing issuance of Series A Preferred Stock (incorporated herein by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on September 9, 2019).

3.4	By-Laws
10.1

Convertible Promissory Note dated September 1, 2019 payable to Troy Grogan Stock (incorporated herein by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on September 9, 2019).

16.1	Letter from McConnell & Jones, LLP (incorporated herein by reference to Exhibit 16.2 to the Registrant’s Current Report on Form 8-K filed on June 28, 2018).
16.2	Letter from TNCPA (incorporated herein by reference to Exhibit 16.1 to the Registrant’s Current Report on Form 8-K filed on February 20, 2019).
21.1	Subsidiaries
99.1	Audited financial statements of Medical Practice Income as of and for the period ended September 30, 2019
99.2	Unaudited pro forma financial information of the Company and its wholly-owned subsidiary USAQ Corporation and Medical Practice Income

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SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 23, 2019

USA Equities Corp.

/s/: Troy Grogan
Name:	Troy Grogan
Title:	CEO and Chairman

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